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                                                                    EXHIBIT 99.1
                                                                    ------------


                                  POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS that the undersigned director and president of PDR Services Corporation a Delaware corporation, does hereby constitute and appoint James F. Duffy, Gary L. Gastineau, Michael Cavalier and Ivonne L. Nagy, and each of them, as his true and lawful attorneys-in-fact for him and in his name to sign, execute, deliver and file with the Securities and Exchange Commission Registration Statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments thereto, and any and all certificates, letters, applications or other documents connected therewith which such attorneys-in-fact may deem necessary or advisable for the registration under such Acts of Units of undivided fractional interest in all series of the DIAMONDS Trust Series 1 and any other subsequent and similar unit investment trust for which the Corporation is a sponsor and to take any and all action that the said attorneys-in-fact may deem necessary or advisable in order to carry out fully the intent of the foregoing appointment, hereby ratifying and approving the acts of said attorneys-in-fact.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of July 1997.


                                                 By:__________________
                                                    Joseph B. Stefanelli

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS that the undersigned director of PDR Services Corporation, a Delaware corporation, does hereby constiute and appoint James F. Duffy, Joseph B. Stefanelli, Michael Cavalier and Ivonne L. Nagy, and each of them, as his true and lawful attorneys-in-fact for him and in his name to sign, execute, deliver and file with the Securities and Exchange Commisison Registration Statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments thereto, and any and all certificates, letters, applications or other documents connected therewith which such attorneys-in-fact may deem necessary or advisable for the registration under such Acts of Units of undivided fractional interest in all series of the DIAMONDS Trust Series 1 and any other subsequent and similar unit investment trust for which the Corporation is a sponsor and to take any and all action that the said attorneys-in-fact may deem necessary or advisable in order to carry out fully the intent of the foregoing appointment, hereby ratifying and approving the acts of said attorneys-in-fact.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th days of July 1997.


                                           By:__________________
                                              Gary L. Gastineau
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                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS that the undersigned treasurer and director of PDR Services Corporation, a Delaware corporation, does hereby constiute and appoint James F. Duffy, Joseph B. Stefanelli, Michael Cavalier and Ivonne L. Nagy, and each of them, as his true and lawful attorneys-in-fact for him and in his name to sign, execute, deliver and file with the Securities and Exchange Commisison Registration Statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments thereto, and any and all certificates, letters, applications or other documents connected therewith which such attorneys-in-fact may deem necessary or advisable for the registration under such Acts of Units of undivided fractional interest in all series of the DIAMONDS Trust Series 1 and any other subsequent and similar unit investment trust for which the Corporation is a sponsor and to take any and all action that the said attorneys-in-fact may deem necessary or advisable in order to carry out fully the intent of the foregoing appointment, hereby ratifying and approving the acts of said attorneys-in-fact.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th days of July 1997.


                                      By:__________________
                                         Paul R. Shackford